UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  NOVEMBER  8,  2005


                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



              DELAWARE                 0-3936          11-1826363
     (State  or  other  jurisdiction (Commission     (IRS  Employer
     of  incorporation)              File  Number)     Identification  No.)

                      80  CABOT  COURT
                HAUPPAUGE,  NEW  YORK                         11788
     (Address  of  principal  executive  offices)     (Zip  Code)

Registrant's  telephone  number,  including  area  code:  631-435-8300


                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written  communications  pursuant  to Rule 425 under the Securities Act
(17  CFR  230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)

[  ]     Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
Exchange  Act  (17CFR  240.14d-2(b))

[  ]     Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
Exchange  Act  (17CFR  240.13e-4(c))

ITEM  2.02.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     On November 8, 2005, Orbit International Corp. ("Orbit") issued a press release announcing its operating results for its third quarter and nine months ended September 30, 2005. In addition, during the Company's investor conference call on the same date, the Company stated that it expects 2005 sales for its wholly owned subsidiary, Tulip Development Laboratory, Inc. and its manufacturing affiliate, TDL Manufacturing, Inc., to be approximately $5.2-$5.5 million.

      The press release contains a non-GAAP disclosure-Earnings before interest, taxes, depreciation and amortization, and amortization of unearned compensation (EBITDA), that management feels provides useful information in understanding the impact of certain items to Orbit's financial statements. Orbit's press release is hereby furnished as follows:




                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]



FOR  IMMEDIATE  RELEASE
-----------------------

CONTACT          or          Investor  Relations  Counsel
-------
Mitchell  Binder               Linda  Latman,  212-836-9609
Vice  President-Finance          Andreas  Marathovouniotis,  212-836-9611
631-435-8300                    The  Equity  Group  Inc.

             ORBIT INTERNATIONAL CORP. REPORTS THIRD QUARTER RESULTS
             -------------------------------------------------------

                EBITDA INCREASES BY 111% ON 43% INCREASE IN SALES
                -------------------------------------------------

                                 RAISES GUIDANCE
                                 ---------------

Hauppauge, New York, November 8, 2005 - Orbit International Corp. (NASDAQ:ORBT), a supplier of military and defense electronics, today announced results for the third quarter ended September 30, 2005. The results of operations of Orbit's acquisition, Tulip Development Laboratory, Inc. and its manufacturing affiliate, TDL Manufacturing, Inc. ("Tulip") are included as of April 4, 2005, the date the transaction was consummated.

THIRD  QUARTER  2005(1)  VS.  THIRD  QUARTER  2004(1)
-----------------------------------------------------
-     Net  sales  increased  43.3%  to  $6,501,000  from  $4,536,000;
-     Gross  margin  was  44.5%  compared  to  42.6%;
- Earnings before interest, taxes, depreciation and amortization, and amortization of unearned compensation (EBITDA) increased by 110.7% to $1,117,000 ($.24 per diluted share) compared to $530,000 ($.14 per diluted share);
-     Pre  tax  income  rose  53.2%  to  $772,000  compared  with  $504,000;
- Net income increased to $772,000, or $.17 per diluted share from $604,000, or $.16 per diluted share, which included a $100,000 income tax benefit in the prior year; and,
- Backlog increased by 4.4% to approximately $13.1 million compared to $12.6 million.

NINE  MONTHS  2005(1)  VS.  NINE  MONTHS  2004(1)
-------------------------------------------------
-     Net  sales  increased  39.0%  to  $18,629,000  from  $13,398,000;
-     Gross  margin  was  44.6%  compared  to  43.6%;
- EBITDA increased by 99.0% to $2,917,000 ($.67 per diluted share) compared to $1,466,000 ($.38 per diluted share);
-     Pre  tax  income  rose  57.0%  to  $2,225,000  compared  with  $1,417,000;
- Net income increased to $2,225,000, or $.51 per diluted share from $1,517,000 or $.39 per diluted share, which included a $100,000 income tax benefit in the prior year.

(1) Per share amounts have been adjusted for the 25% stock dividend effective July 18, 2005.

**Per share calculations for the current three and nine month periods are based upon 20.4% and 13.4% more shares than in the corresponding periods last year.

(more)

Orbit  International  News  Release                                   Page  2
November  8,  2005

Dennis Sunshine, President and Chief Executive Officer, commented, "We are very proud of our operating performance and financial results for the third quarter and year-to-date, and we are very encouraged with our outlook for the remainder of 2005. We are continuing to pursue a business strategy that combines internal growth and acquisitions."

Mitchell Binder, Chief Financial Officer, also commented, "We have a strong balance sheet to support continued growth. At September 30, 2005, total current assets were $18,586,000 versus total current liabilities of $4,329,000, a 4.3 to 1 current ratio."

Mr. Binder added, "In light of the strong performance year-to-date and expectations of a good fourth quarter, we are increasing our EBITDA guidance for 2005 to be in the $3,400,000 to $3,600,000 range. Similarly, we are raising our net sales guidance to between $23.8 million and $24.2 million, and our net income guidance to between $2,600,000 and $2,850,000 which, with the larger number of outstanding diluted shares would equate to between $.64 and $.67 per diluted share."

CONFERENCE  CALL
----------------
The Company will hold a conference call for investors today, November 8, 2005, at 11:00 a.m. ET. Interested parties may participate in the call by dialing 706-679-0886; please call in 10 minutes before the conference call is scheduled to begin and ask for the Orbit International conference call. After opening remarks, there will be a question and answer period. The conference call will also be broadcast live over the Internet. To listen to the live call, please go to www.orbitintl.com and click on the Investor Relations section. Please go to the website at least 15 minutes early to register, and download and install any necessary audio software. If you are unable to listen live, the conference call will be archived and can be accessed for approximately 90 days at Orbit's website. We suggest listeners use Microsoft Explorer as their browser.

Orbit International Corp. is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications through its production facilities in Hauppauge, New York and Quakertown, Pennsylvania. Its Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units, AC power sources, frequency converters, uninterruptible power supplies and associated analytical equipment. The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display. For a more detailed discussion of the risks inherent in the Company's business, the reader is referred to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

This  press  release  contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company being encouraged with its outlook for the remainder of 2005, the Company continuing to pursue a business strategy that combines internal growth and acquisitions, and updated guidance for 2005. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual future results of the Company to be materially different from such forward looking statements. Factors that might result in such differences include, without limitation, current economic conditions and military conflicts, variable market conditions, changing needs of the defense sector and the Company's customers and integration of the new Tulip acquisition. The forward-looking statements contained in this press release speak only as of the date hereof. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.

                            (See Accompanying Tables)

Orbit  International News Release                                         Page 3
November  8,  2005
                            Orbit International Corp.
                        Consolidated Statements of Income
                      (in thousands, except per share data)
                                   (unaudited)


                                                   Three Months Ended           Nine Months Ended
                                                      September 30,                September 30,
                                                      2005        2004         2005           2004

Net sales. . . . . . . . . . . . . . . . . . .  $    6,501   $   4,536        $18,629      $13,398

Cost of sales. . . . . . . . . . . . . . . . .       3,611       2,605         10,325        7,561

Gross profit . . . . . . . . . . . . . . . . .       2,890       1,931          8,304        5,837

Selling general and administrative
   expenses. . . . . . . . . . . . . . . . . .       2,061       1,453          5,996        4,495

Interest expense . . . . . . . . . . . . . . .         112           1            215            2

Investment and other income. . . . . . . . . .         (55)        (27)          (132)         (77)

Net income before taxes. . . . . . . . . . . .         772         504          2,225        1,417

Income tax . . . . . . . . . . . . . . . . . .          -         (100)            -          (100)

Net income . . . . . . . . . . . . . . . . . .  $      772   $     604        $ 2,225      $ 1,517


Basic earnings per share * . . . . . . . . . .  $     0.18   $    0.17        $  0.56      $  0.44

Diluted earnings per share * . . . . . . . . .  $     0.17   $    0.16        $  0.51      $  0.39

Weighted average number of shares outstanding:
 Basic * . . . . . . . . . . . . . . . . . . .       4,244       3,464         3,963        3,463
 Diluted * . . . . . . . . . . . . . . . . . .       4,607       3,826         4,382        3,864




*All share and per share amounts presented have been adjusted for the 25% stock dividend effective July 18, 2005.

Orbit  International  News  Release                                   Page  4
November  8,  2005
                            Orbit International Corp.
                        Consolidated Statements of Income
                      (in thousands, except per share data)
                                   (unaudited)



                                              Three Months Ended               Nine Months Ended
                                                September 30,                     September 30,
                                             2005          2004               2005           2004

EBITDA Reconciliation
-----------------------------------------
Net income. . . . . . . . . . . . . . . .      772         604               2,225            1,517
Interest expense. . . . . . . . . . . .        112           1                 215                2
Tax expense (benefit) .  . .                    -         (100)                 -              (100)
Depreciation and amortization . . . . . .      189          18                 345               38
Amortization of unearned compensation . .       44           7                 132                9
EBITDA (1). . . . . . . . . . . . . . . .  $ 1,117  $      530              $2,917           $1,466

EBITDA Per Diluted Share Reconciliation*
-----------------------------------------
Net income. . . . . . . . . . . . . . . .  $  0.17  $     0.16              $ 0.51           $ 0.39
Interest expense. . . . . . . . . . . . .     0.02        0.00                0.05             0.00
Tax expense (benefit) . . . . . . . . . .       -        (0.03)                 -             (0.02)
Depreciation and amortization . . . . . .     0.04        0.01                0.08             0.01
Amortization of unearned compensation . .     0.01        0.00                0.03             0.00
EBITDA per diluted share (1). . . . . . .  $  0.24  $     0.14              $ 0.67           $ 0.38





(1) The EBITDA table presented above is not determined in accordance with accounting principles generally accepted in the United States of America. Management uses adjusted EBITDA to evaluate the operating performance of its business. It is also used, at times, by some investors, security analysts and others to evaluate companies and make informed business decisions. EBITDA is also a useful indicator of the income generated to service debt. EBITDA is not a complete measure of an entity's profitability because it does not include costs and expenses for interest, depreciation and amortization and income taxes. EBITDA as presented herein may not be comparable to similarly named measures reported by other companies.

Orbit  International  News  Release     Page  5
November  8,  2005
                            Orbit International Corp.
                           Consolidated Balance Sheets



                                                            September 30, 2005    December 31, 2004
                                                            --------------------  -------------------
ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . .           (unaudited)            (audited)
Current assets
 Cash and cash equivalents . . . . . . . . . . . . . . . .  $         3,746,000   $        1,112,000
 Investments in marketable securities. . . . . . . . . . .              871,000              158,000
 Accounts receivable, less allowance for doubtful accounts            4,146,000            2,472,000
 Inventories . . . . . . . . . . . . . . . . . . . . . . .            9,170,000            8,265,000
 Other current assets. . . . . . . . . . . . . . . . . . .              163,000              147,000
 Deferred tax asset. . . . . . . . . . . . . . . . . . . .              490,000              564,000
                                                            --------------------  -------------------

   Total current assets. . . . . . . . . . . . . . . . . .           18,586,000           12,718,000

Property and equipment, net. . . . . . . . . . . . . . . .              366,000              198,000
Goodwill . . . . . . . . . . . . . . . . . . . . . . . . .            5,984,000              868,000
Intangible assets, net . . . . . . . . . . . . . . . . . .            1,748,000                    -
Other assets . . . . . . . . . . . . . . . . . . . . . . .            1,182,000            1,058,000
Deferred tax asset . . . . . . . . . . . . . . . . . . . .            1,352,000              200,000
                                                            --------------------  -------------------

 Total assets. . . . . . . . . . . . . . . . . . . . . . .  $        29,218,000   $       15,042,000
                                                            ====================  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Current portion of long term obligations. . . . . . . . .  $         1,125,000   $           13,000
 Accounts payable. . . . . . . . . . . . . . . . . . . . .            1,322,000              712,000
 Accrued expenses. . . . . . . . . . . . . . . . . . . . .            1,284,000              976,000
 Customer advances . . . . . . . . . . . . . . . . . . . .              513,000                    -
 Deferred income . . . . . . . . . . . . . . . . . . . . .               85,000               85,000
                                                            --------------------  -------------------

   Total current liabilities . . . . . . . . . . . . . . .            4,329,000            1,786,000

Deferred income. . . . . . . . . . . . . . . . . . . . . .              534,000              598,000
Long-term obligations, net of current maturities . . . . .            5,560,000               20,000
                                                            --------------------  -------------------

   Total liabilities . . . . . . . . . . . . . . . . . . .           10,423,000            2,404,000

Stockholders' Equity
 Common stock. . . . . . . . . . . . . . . . . . . . . . .              453,000              307,000
 Additional paid-in capital. . . . . . . . . . . . . . . .           20,313,000           16,657,000
 Unearned compensation . . . . . . . . . . . . . . . . . .           (1,384,000)          (1,516,000)
 Accumulated other comprehensive loss. . . . . . . . . . .               (5,000)              (3,000)
 Accumulated deficit . . . . . . . . . . . . . . . . . . .             (582,000)          (2,807,000)
                                                            --------------------  -------------------

   Stockholders' equity. . . . . . . . . . . . . . . . . .           18,795,000           12,638,000
                                                            --------------------  -------------------

   Total liabilities and stockholders' equity. . . . . . .  $        29,218,000   $       15,042,000
                                                            ====================  ===================








                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     November  8,  2005


                              Orbit  International  Corp.


                                By:  /s/  Dennis  Sunshine
                                     ---------------------
                                Dennis  Sunshine
                                Chief  Executive  Officer  and  President